Exhibit 10.1
FIRST POTOMAC REALTY INVESTMENT LIMITED PARTNERSHIP
7600 Wisconsin Avenue, 11th Floor
Bethesda, Maryland 20814
                                        Dated as of: May 14, 2010
KeyBank National Association,
as Administrative Agent
127 Public Square
Cleveland, OH 44114
Attention: John C. Scott

Re:	Amendment No. 1 to Second Amended and Restated Revolving Credit Agreement
Ladies and Gentlemen:
     We refer to the Second Amended and Restated Revolving Credit Agreement dated as of December 29, 2009 (as amended and in effect from time to time, the “Credit Agreement”), by and among FIRST POTOMAC REALTY INVESTMENT LIMITED PARTNERSHIP, a Delaware limited partnership, and certain of its Wholly-owned Subsidiaries (collectively, the “Borrowers”), KEYBANK NATIONAL ASSOCIATION and the other lending institutions which are parties thereto (individually, a “Lender” and collectively, the “Lenders”), and KEYBANK NATIONAL ASSOCIATION, as Administrative Agent for itself and each other Lender (the “Agent”). Capitalized terms used in this letter of agreement (this “Amendment”) which are not defined herein, but which are defined in the Credit Agreement, shall have the same meanings herein as therein, as the context so requires.
     We have requested the Lenders to make certain amendments to the Credit Agreement, and you have advised us that the Lenders are prepared and would be pleased to make the amendments so requested by us on the condition that we join in this Amendment.
     Accordingly, in consideration of these premises, the promises, mutual covenants and agreements contained in this Amendment, and fully intending to be legally bound by this Amendment, we hereby agree as follows:

ARTICLE I
AMENDMENTS TO CREDIT AGREEMENT
     Effective as of May 14, 2010 (the “Amendment Date”), and subject to the fulfillment of the conditions contained in Article II of this Amendment, the Credit Agreement is amended in each of the following respects:
     (a) The term “Loan Documents” shall, wherever used in the Credit Agreement or any of the other Loan Documents, be deemed to also mean and include this Amendment.
     (b) The definition of “Libor Rate” contained in Section 1.1 of the Credit Agreement is amended by deleting the last sentence thereof and shall read in its entirety as follows:
     “Libor Rate. For any Libor Rate Loan for any Interest Period, the average rates as shown in Reuters Screen LIBOR01 Page (or any successor service) at which deposits in U.S. dollars are offered by first class banks in the London Interbank Market at approximately 11:00 a.m. (London time) on the day that is two (2) Libor Business Days prior to the first day of such Interest Period with a maturity approximately equal to such Interest Period and in an amount approximately equal to the amount to which such Interest Period relates, adjusted for reserves and taxes if required by future regulations. If Reuters no longer reports such rate or Agent determines in good faith that the rate so reported no longer accurately reflects the rate available to Agent in the London Interbank Market, then any and all outstanding Loans shall be Base Rate Loans and bear interest at the Base Rate plus the Applicable Base Rate Margin. For any period during which a Reserve Percentage shall apply, the Libor Rate with respect to Libor Rate Loans shall be equal to the amount determined above divided by an amount equal to 1 minus the Reserve Percentage.”
     (c) The definition of “Unhedged Loans” is hereby deleted in its entirety.
     (d) Section 10.1 is hereby amended to read in its entirety as follows:
     “At all times, (i) from the Closing Date through the fiscal quarter ending September 30, 2010, Consolidated Total Indebtedness shall not exceed sixty-five percent (65%) of Consolidated Gross Asset Value, (ii) from the fiscal quarter ending December 31, 2010 through the fiscal quarter ending September 30, 2011, Consolidated Total Indebtedness shall not exceed sixty-two and one half of one percent (62.5%) of Consolidated Gross Asset Value, and (iii) during each fiscal quarter ending on or after December 31, 2011, Consolidated Total Indebtedness

2

shall not exceed sixty percent (60%) of Consolidated Gross Asset Value. This covenant shall be tested quarterly as of the last day of the applicable quarter.”
     (e) Section 10.2 is hereby amended by deleting the following phrase at the beginning thereof, “As at the end of any fiscal quarter” and substituting the following in lieu thereof: “At all times, as tested at the end of each fiscal quarter,”.
     (f) Section 10.3 is hereby amended by deleting the following phrase at the beginning thereof, “As at the end of any fiscal quarter” and substituting the following in lieu thereof: “At all times, as tested at the end of each fiscal quarter,”.
     (g) Section 10.4 is hereby amended by deleting the following phrase at the beginning thereof, “As at the end of any fiscal quarter or any other date of measurement” and substituting the following in lieu thereof: “At all times, as tested at the end of each fiscal quarter and any other date of measurement,”.
     (h) Section 10.5 is hereby amended by deleting the following phrase at the beginning thereof, “As at the end of any fiscal quarter or any other date of measurement” and substituting the following in lieu thereof: “At all times, as tested at the end of each fiscal quarter and any other date of measurement,”.
     (i) Section 10.6 is hereby amended by deleting the following phrase at the beginning thereof, “As of the end of any fiscal quarter” and substituting the following in lieu thereof: “At all times, as tested at the end of each fiscal quarter,”.
ARTICLE II
CONDITIONS PRECEDENT TO AMENDMENT
     The Lenders’ agreement herein to amend the Credit Agreement as of the Amendment Date is subject to the fulfillment to the satisfaction of the Lenders of the following conditions precedent on or prior to such date:
     (a) Each of the Borrowers shall have executed and delivered (or caused to be delivered) to the Agent a counterpart of this Amendment, which shall be in form and substance satisfactory to the Lenders;
     (b) The Guarantor shall have acknowledged and consented to the provisions of this Amendment;
     (c) The Agent and each of the Lenders shall have executed this Amendment;
     (d) In consideration of the amendments contained herein, the Borrower shall have paid to the Agent a fee in the aggregate amount of Two Hundred Forty-Two Thousand Nine Hundred Ninety-Seven Dollars ($242,997), which such fee shall be for

3

the ratable benefit of each of the Lenders (based upon their respective Commitment Percentage), along with, to the Agent, all other fees associated with this Amendment, including the reasonable fees, charges and disbursements of its counsel in connection with the preparation hereof, or satisfactory arrangements therefore shall have been made.
ARTICLE III
REPRESENTATIONS AND WARRANTIES
     Each of the Borrowers and the Guarantor hereby represents and warrants to you as follows:
     (a) Representations and Warranties. Each of the representations and warranties made by the Borrowers and the Guarantor, as applicable, to the Agent and the Lenders in the Credit Agreement and other Loan Documents, as applicable, was true, correct and complete when made and is true, correct and complete on and as of the Amendment Date with the same full force and effect as if each of such representations and warranties had been made by the Borrowers and the Guarantor on the Amendment Date and in this Amendment, except to the extent that such representations and warranties relate solely to a prior date.
     (b) No Defaults or Events of Default. No Default or Event of Default exists on the Amendment Date, and no condition exists on the date hereof which would, with notice or the lapse of time, or both, constitute a Default or an Event of Default under the Credit Agreement.
     (c) Binding Effect of Documents. This Amendment and each of the Joinder Agreements, as applicable, has been duly authorized, executed and delivered to you by each of the Borrowers and the Guarantor and is in full force and effect as of the date hereof, and the agreements and obligations of each of the Borrowers and the Guarantor contained herein and therein constitute the legal, valid and binding obligations of such Borrower and Guarantor enforceable against such Borrower and Guarantor in accordance with their respective terms.
ARTICLE IV
MISCELLANEOUS
     This Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed an original, but all of which together shall constitute one instrument. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto. Except to the extent specifically amended and supplemented hereby, all of the terms, conditions and the provisions of the Credit Agreement and each of the other Loan Documents shall otherwise remain unmodified, and the Credit Agreement and each of the

4

other Loan Documents, as amended and supplemented by this Amendment, are confirmed as being in full force and effect, and each of the Borrowers and the Guarantor hereby ratifies and confirms all of its agreements and obligations contained therein, as applicable.
[Remainder of Page Intentionally Left Blank]

5

     If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart of this Amendment, whereupon this Amendment, as so accepted by you, shall become a binding agreement between you and the undersigned.

Very truly yours, FIRST POTOMAC REALTY INVESTMENT LIMITED PARTNERSHIP
By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

(Signatures continued on next page)
[Signature Page to
Amendment No. 1 to Second Amended and Restated Revolving Credit Agreement]

1400 CAVALIER, LLC
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

1441 CROSSWAYS BLVD., LLC
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

FP ASHBURN, LLC
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

(Signatures continued on next page)
[Signature Page to
Amendment No. 1 to Second Amended and Restated Revolving Credit Agreement]

AIRPARK PLACE, LLC

By:	Airpark Place Holdings LLC
Its Sole Member

By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
Name: Barry H. Bass
Title: Executive Vice President and Chief Financial Officer

FP AMMENDALE COMMERCE CENTER, LLC

By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
Name: Barry H. Bass
Title: Executive Vice President and Chief Financial Officer

AQUIA TWO, LLC

By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
Name: Barry H. Bass
Title: Executive Vice President and Chief Financial Officer

(Signatures continued on next page)
[Signature Page to
Amendment No. 1 to Second Amended and Restated Revolving Credit Agreement]

CROSSWAYS II LLC

By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
Name: Barry H. Bass
Title: Executive Vice President and Chief Financial Officer

FPR HOLDINGS LIMITED PARTNERSHIP

By:	FPR General Partner, LLC
Its General Partner

By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
Name: Barry H. Bass
Title: Executive Vice President and Chief Financial Officer

FP DAVIS DRIVE LOT 5, LLC

By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
Name: Barry H. Bass
Title: Executive Vice President and Chief Financial Officer
(Signatures continued on next page)
[Signature Page to
Amendment No. 1 to Second Amended and Restated Revolving Credit Agreement]

FP PROPERTIES, LLC

By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
Name: Barry H. Bass
Title: Executive Vice President and Chief Financial Officer

FP PROPERTIES II, LLC

By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
Name: Barry H. Bass
Title: Executive Vice President and Chief Financial Officer

FP DIAMOND HILL, LLC

By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
Name: Barry H. Bass
Title: Executive Vice President and Chief Financial Officer
(Signatures continued on next page)
[Signature Page to
Amendment No. 1 to Second Amended and Restated Revolving Credit Agreement]

FP CAMPOSTELLA ROAD, LLC

By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
Name: Barry H. Bass
Title: Executive Vice President and Chief Financial Officer

GATEWAY HAMPTON ROADS, LLC

By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
Name: Barry H. Bass
Title: Executive Vice President and Chief Financial Officer

FP GATEWAY 270, LLC

By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
Name: Barry H. Bass
Title: Executive Vice President and Chief Financial Officer
(Signatures continued on next page)
[Signature Page to
Amendment No. 1 to Second Amended and Restated Revolving Credit Agreement]

GATEWAY MANASSAS II, LLC

By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
Name: Barry H. Bass
Title: Executive Vice President and Chief Financial Officer

FP 2550 ELLSMERE AVENUE, LLC

By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
Name: Barry H. Bass
Title: Executive Vice President and Chief Financial Officer

FP GATEWAY WEST II, LLC

By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
Name: Barry H. Bass
Title: Executive Vice President and Chief Financial Officer
(Signatures continued on next page)
[Signature Page to
Amendment No. 1 to Second Amended and Restated Revolving Credit Agreement]

FP GOLDENROD LANE, LLC

By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
Name: Barry H. Bass
Title: Executive Vice President and Chief Financial Officer

FP GREENBRIER CIRCLE, LLC

By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
Name: Barry H. Bass
Title: Executive Vice President and Chief Financial Officer

GTC I SECOND LLC

By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
Name: Barry H. Bass
Title: Executive Vice President and Chief Financial Officer
(Signatures continued on next page)
[Signature Page to
Amendment No. 1 to Second Amended and Restated Revolving Credit Agreement]

FP HANOVER AB, LLC

By:	FPR Holdings Limited Partnership
Its Sole Member

By:	FPR General Partner, LLC
Its General Partner

By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass

Name: Barry H. Bass
Title: Executive Vice President and Chief Financial Officer

HERNDON CORPORATE CENTER, LLC

By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass

Name: Barry H. Bass
Title: Executive Vice President and Chief Financial Officer

LINDEN II, LLC

By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass

Name: Barry H. Bass
Title: Executive Vice President and Chief Financial Officer
(Signatures continued on next page)
[Signature Page to
Amendment No. 1 to Second Amended and Restated Revolving Credit Agreement]

LUCAS WAY HAMPTON, LLC

By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass

Name: Barry H. Bass
Title: Executive Vice President and Chief Financial Officer

FP PARK CENTRAL V, LLC

By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass

Name: Barry H. Bass
Title: Executive Vice President and Chief Financial Officer

FP PATRICK CENTER, LLC

By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass

Name: Barry H. Bass
Title: Executive Vice President and Chief Financial Officer
(Signatures continued on next page)
[Signature Page to
Amendment No. 1 to Second Amended and Restated Revolving Credit Agreement]

FP PINE GLEN, LLC

By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass

Name: Barry H. Bass
Title: Executive Vice President and Chief Financial Officer

RESTON BUSINESS CAMPUS, LLC

By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass

Name: Barry H. Bass
Title: Executive Vice President and Chief Financial Officer

FP RIVERS BEND, LLC

By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass

Name: Barry H. Bass
Title: Executive Vice President and Chief Financial Officer
(Signatures continued on next page)
[Signature Page to
Amendment No. 1 to Second Amended and Restated Revolving Credit Agreement]

FP 500 & 600 HP WAY, LLC

By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner
By:	/s/ Barry H. Bass

Name: Barry H. Bass
Title: Executive Vice President and Chief Financial Officer

FP 1408 STEPHANIE WAY, LLC

By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass

Name: Barry H. Bass
Title: Executive Vice President and Chief Financial Officer

FP STERLING PARK I, LLC

By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner
By:	/s/ Barry H. Bass

Name: Barry H. Bass
Title: Executive Vice President and Chief Financial Officer
(Signatures continued on next page)
[Signature Page to
Amendment No. 1 to Second Amended and Restated Revolving Credit Agreement]

FP STERLING PARK II, LLC

By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass

Name: Barry H. Bass
Title: Executive Vice President and Chief Financial Officer

VIRGINIA CENTER, LLC

By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass

Name: Barry H. Bass
Title: Executive Vice President and Chief Financial Officer

FP WEST PARK, LLC

By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass

Name: Barry H. Bass
Title: Executive Vice President and Chief Financial Officer
(Signatures continued on next page)
[Signature Page to
Amendment No. 1 to Second Amended and Restated Revolving Credit Agreement]

FP CRONRIDGE DRIVE, LLC

By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass

Name: Barry H. Bass
Title: Executive Vice President and Chief Financial Officer

FP GIRARD BUSINESS CENTER, LLC

By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass

Name: Barry H. Bass
Title: Executive Vice President and Chief Financial Officer

FP GIRARD PLACE, LLC

By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass

Name: Barry H. Bass
Title: Executive Vice President and Chief Financial Officer
(Signatures continued on next page)
[Signature Page to
Amendment No. 1 to Second Amended and Restated Revolving Credit Agreement]

TECHCOURT, LLC
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member
By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass

Name: Barry H. Bass
Title: Executive Vice President and Chief Financial Officer

FP PARK CENTRAL I, LLC
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member
By:	First Potomac Realty Trust
Its General Partner
By:	/s/ Barry H. Bass

Name: Barry H. Bass
Title: Executive Vice President and Chief Financial Officer

FP TRIANGLE, LLC
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member
By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass

Name: Barry H. Bass
Title: Executive Vice President and Chief Financial Officer
(Signatures continued on next page)
[Signature Page to
Amendment No. 1 to Second Amended and Restated Revolving Credit Agreement]

[Consent to Amendment No. 1 to Amended and Restated Revolving Credit Agreement]
CONSENT OF GUARANTOR
     FIRST POTOMAC REALTY TRUST (the “Guarantor”) has guaranteed the Obligations (as defined in the Guaranty by the Guarantor in favor of the Lenders and the Agent, dated as of December 29, 2009 (the “Guaranty”). By executing this consent, the Guarantor hereby absolutely and unconditionally reaffirms to the Agent and the Lenders that the Guarantor’s Guaranty remains in full force and effect. In addition, the Guarantor hereby acknowledges and agrees to the terms and conditions of this Amendment and the Credit Agreement and the other Loan Documents as amended hereby (including, without limitation, the making of the representations and warranties and the performance of the covenants applicable to it herein or therein).

GUARANTOR: FIRST POTOMAC REALTY TRUST
By:	/s/ Barry H. Bass
Barry Bass, Executive Vice President and
Chief Financial Officer

[Signature Page to
Amendment No. 1 to Second Amended and Restated Revolving Credit Agreement]

ACCEPTED AND AGREED AS OF
THE ___DAY OF MAY, 2010:

KEYBANK NATIONAL ASSOCIATION,
as a Lender, as Swingline Lender, and as Administrative Agent

By:	/s/ John Scott

Name: John Scott
Title: Vice President
(Signatures continued on next page)
[Signature Page to
Amendment No. 1 to Second Amended and Restated Revolving Credit Agreement]

WELLS FARGO NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Richard J. Vanderhyde

Name: Richard J. Vanderhyde
Title: Vice President
(Signatures continued on next page)
[Signature Page to
Amendment No. 1 to Second Amended and Restated Revolving Credit Agreement]

WACHOVIA BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Richard J. Vanderhyde
Name: Richard J. Vanderhyde
Title: Vice President
(Signatures continued on next page)
[Signature Page to
Amendment No. 1 to Second Amended and Restated Revolving Credit Agreement]

BANK OF MONTREAL,
as a Lender

By:	/s/ Aaron Lanski

Name: Aaron Lanski
Title: Director
(Signatures continued on next page)
[Signature Page to
Amendment No. 1 to Second Amended and Restated Revolving Credit Agreement]

PNC BANK, NATIONAL ASSOCIATION
as Lender

By:	/s/ Benjamin P. Adams

Name: Benjamin P. Adams
Title: Vice President
(Signatures continued on next page)
[Signature Page to
Amendment No. 1 to Second Amended and Restated Revolving Credit Agreement]

CHEVY CHASE BANK, a division of CAPITAL ONE,
N.A., as a Lender

By:	/s/ Frederick H. Denecke

Name: Frederick H. Denecke
Title: Vice President
[Signature Page to
Amendment No. 1 to Second Amended and Restated Revolving Credit Agreement]